Confidential PRESENTATION TO THE BOARD OF DIRECTORS Project Wellington April 28, 2006 Exhibit (c)(5)

Confidential
TABLE OF CONTENTS
Section I The Piper Jaffray Team
Section II Situation Overview
Section III Strategic Alternatives Overview
Section IV Status Quo
Section V Acquisition Strategy
Section VI Follow-on Offering
Section VII Private Placement
Section VIII Share Repurchase
Section IX Sale of the Company
Section X Summary
Appendices
Appendix A Preliminary Valuation Detail
Appendix B Small Capitalization Issues

Confidential SECTION I The Piper Jaffray Team

Confidential
THE PIPER JAFFRAY TEAM
Piper Jaffray & Co.
Garry Vaynberg
Associate
Robert Frost
Managing Director
Michael Kenworthy
Analyst
John Hogan
Managing Director, Head of Financial
Sponsors
David Wilson
Head of European Investment Banking
Jerry Will
Managing Director
Matthew Sznewajs
Vice President
Team Additional Resources
Project Wellington

Confidential SECTION II Situation Overview

Confidential
SITUATION OVERVIEW
Decision to Review Strategic Alternatives
• Despite favorable industry fundamentals, an attractive business model and positive financial performance, the Company suffers from a lack of research coverage, thin trading volume, and relatively small institutional investor interest
• As a result, the Company enjoys few of the benefits of being a public company:
– The public market is currently valuing Wellington’s shares at a low multiple relative to its peers
– Low trading volume for the Company’s stock has afforded its shareholders limited liquidity
– The Company’s market cap and trading volume make it difficult to effectively access the public equity markets as a financing source
• However, Wellington remains subject to the costs associated with being a public company
– Legal, accounting, and reporting costs
– Management time
– Meeting short-term expectations of the public market
– Sarbanes-Oxley related costs continue to grow
• Additionally, Wellington needs to consider the impact, if any, of the Company’s private equity shareholders reaching the end of their planned holding period
• As a result of the above, the Board has elected to consider a range of strategic and financial alternatives

Price
Volume (units in 000s)
Jul 2001
Oct 2001
Dec 2001
Mar 2002
Jun 2002
Sep 2002
Dec 2002
Mar 2003
Jun 2003
Sep 2003
Nov 2003
Feb 2004
May 2004
Aug 2004
Nov 2004

GUIDES FOR THE JOURNEY. | PiperJaffray.

Confidential
SITUATION OVERVIEW
Historical Stock Price Performance
Data as of 4/21/06
A
C
F
H
J
I
L
G
K
M
D
B
E
0
50
100
150
200
250
300
350
400
450
500
550
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
Stock Price $8.51
LTM EBITDA Multiple 6.6x
12-Month High $9.45
12-Month Low $5.41
3-Month Average Daily Volume (000s) 3.494
12-Month Average Daily Volume (000s) 8.992
A 5/1/2001 Merger closes; Wellington begins listing on NASDAQ
B 11/6/2002 Reports record third quarter earnings and revenues
C 2/19/2003 Consummates acquisition of ECMD
D 5/16/2003 ECMD launches first catalog and new website
E 11/5/2003 Reports third quarter results
F 8/12/2004 Revises FY 2004 projections
G 5/31/2005 Bain announces intention to acquire School Specialty
H 8/12/2005 Announces delayed 10-Q filing
I 8/19/2005 Receives NASDAQ delisting notice
J 9/13/2005 Announces plan to restate financial results; Departure of CFO
K 2/1/2006 Restates FY 2004 financial results
L 2/3/2006 Wellington delisted from NASDAQ
M 4/14/2006 Wellington files 2005 10-K

May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06

Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06

GUIDES FOR THE JOURNEY | PiperJaffray

Confidential
SITUATION OVERVIEW
Relative Equity Performances
Wellington’s Return:
56.7%
S&P 500’s Return:
13.8%
School Specialty’s Return:
-4.0%
NASDAQ’s Return:
21.3%
Since Merger
Data as of 4/21/06; Merger on 5/1/01
Wellington’s Return:
51.7%
S&P 500’s Return:
3.5%
School Specialty’s Return:
56.5%
NASDAQ’s Return:
8.1%
Last Twelve Months
0
50
100
150
200
250
Wellington School Specialty NASDAQ Composite S&P 500 Index
0
20
40
60
80
100
120
140
160
180
Wellington School Specialty NASDAQ Composite S&P 500 Index

Institutional Holdings 17%
Insider Holdings 23%
Private Equity Holdings 25%
Other Holdings 36%

GUIDES FOR THE JOURNEY
PiperJaffray

Confidential
SITUATION OVERVIEW
Ownership Profile
1 Estimated ownership based on quarterly institutional filings (13F and 13G) and Sum of Funds Filings
2 Source: Wellington’s 4/14/2006 Schedule 14A filing; Wellington Management
3 Cost basis determined by multiplying average share price of security during quarter of 13F filing's release and aggregate change in holdings of security; Assumes 4/21/2006 price of $8.51 per share
4 Data as of 12/31/2005 13F filing
5 Data as of 9/30/2005 13F filing
Institutional Holdings ¹
Private Equity Holdings
2
Est. Return % of Total Shares % of Total Shares
Institution to Current Price
3
Shares Outstanding Firm Shares Outstanding
Gruber & McBaine Capital Management
4
47.8% 546,575 5.584% The Simon Group 2,418,998 24.713%
Rutabaga Capital Management
5
28.5% 494,363 5.051% Total Private Equity Holdings 2,418,998 24.713%
Heartland Advisors Inc. 4 40.4% 371,700 3.797%
Ashford Capital Management
4
122.7% 90,800 0.928%
Other Holdings
First Wilshire Securities Management 4
74.7% 78,599 0.803% % of Total Shares
Bard Associates Inc.
4
25.1% 54,674 0.559% Description Shares Outstanding
California Public Employees Retirement System
4
43.1% 4,600 0.047% Total Other Holdings 3,504,699 35.805%
Geode Capital Management N/A 4,441 0.045%
Barclays Global Investors
4
22.5% 4,080 0.042%
Axa Rosenberg Investment Management 4 22.7% 3,450 0.035% Total Diluted Shares Outstanding 9,788,248 100.000%
UBS Securities LLC 5 20.0% 3,005 0.031%
Northern Trust Investments N/A 600 0.006%
Kentucky Teacher's Retirement System N/A 600 0.006%
Bear, Stearns & Co. N/A 62 0.001%
Total Institutional Holdings 1,657,549 16.934%
Insider Holdings ²
Ownership Breakdown
Total Options % of Total Shares
Insider Outstanding Shares Outstanding
Ron Elliott 180,000 1,328,204 15.408%
Richard Delaney 40,000 116,000 1.594%
Judith McGuinn 97,522 291 0.999%
Colin Gallagher 40,000 10,000 0.511%
Scott Graves 44,000 2,912 0.479%
Dr. Louis Casagrande 44,000 - 0.450%
Dean DeBiase 42,000 - 0.429%
Vikas Arora 15,000 - 0.153%
Bob MacDonald - 1,479 0.015%
All Other Outstanding Options 245,594 - 2.509%
Total Insider Holdings 748,116 1,458,886 22.547%

Confidential
CY 2006P Median P/E
SITUATION OVERVIEW
Valuation Comparison
Median LTM Enterprise Value / EBITDA
Note: No 2006 EPS projections for companies in catalog / internet retail group; Data as of 4/21/06
(a) Educational Products / Services Group includes Bright Horizons Family Solutions, Educate, Scholastic Corp., and School Specialty
(b) Catalog / Internet Retail Group includes Aristotle Corp. and Sportsman’s Guide
21.2x
18.8x
20.1x
14.8x
0.0x
5.0x
10.0x
15.0x
20.0x
25.0x
Russell 2000 Top 80% Russell 2000 Bottom
20%
Educational Products /
Services Group (a)
Wellington
10.7x
9.5x
10.7x
8.1x
6.6x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
Russell 2000 Top
80%
Russell 2000
Bottom 20%
Educational
Products / Services
Group (a)
Catalog / Internet
Retail Group (b)
Wellington

Confidential
SITUATION OVERVIEW
Small- and Mid-Cap Issues
• As a result of the substantial amount of capital flowing into mutual funds and pension funds in recent years, many institutional investors have increased their minimum size threshold for investing in public companies
• The demand for small- and mid-cap stocks is generally restricted to opportunities in relatively high growth companies in rapidly expanding markets with the prospect for the size of the Company to grow substantially within the next 12 to
18 months
• For companies in relatively slower growth market segments, institutional investors often require minimum market capitalizations in excess of $1 billion and significant trading volume when considering investing in public companies
• Research analysts play an extremely significant role with institutional investors and analysts are not attracted to stocks with little trading volume and investor interest
• It is essential to have institutional investors among a company’s shareholder base as they help to create an active trading market for the stock, which translates into adequate liquidity for shareholders
• The importance of institutional investors to create and maintain liquidity in the stocks of public companies is substantial, as evidenced by the fact that institutional investors account for approximately 80% of all trading volume for stocks listed on the three major stock exchanges
• Additional costs associated with Sarbanes-Oxley compliance has become the “last straw” for sub-$100 million market capitalization companies
Wellington’s Public Company Issues are not Unique and Represent a Long-Term
Trend for Small-Capitalization Stocks

Confidential SECTION III Strategic Alternatives Overview

Confidential
STRATEGIC ALTERNATIVES OVERVIEW
Shareholder Value Strategies
Overview
• Wellington’s Board has a broad range of
alternatives available to enhance shareholder value
• We have preliminarily provided a qualitative
overview of those alternatives that address the
Board’s primary objectives:
–
Shareholder liquidity
–
Value maximization
Operating
Strategy
Value
Recognition
Capital
Structure
Maximize
Shareholder
Value

Confidential
Maximize
Shareholder
Value
Capital
Structure
Debt
Equity
New Issue
Refinance
Retire
New Issue
Share Repurchase
Dividend Policy
Private Placement
Public Issue
Bank Financing
Private Placement
Follow-On
Tender Offer
Share-Repurchase
Program
Special Dividend
Ordinary
Dividend
Capital Structure Options
STRATEGIC ALTERNATIVES OVERVIEW

Confidential
Maximize
Shareholder
Value
Value
Recognition
Communication
Defensive
Mechanisms
Analyst Coverage
Institutional
Support
Reporting/
Disclosure
Staggered Board
Blank Check
Preferred
Capture
“Unrealized” Value
Break Up
Break Up
Spin-off
Consolidation
Company Sale
Value Recognition Options
STRATEGIC ALTERNATIVES OVERVIEW
Poison Pill

Confidential
STRATEGIC ALTERNATIVES OVERVIEW
Overview of Primary Alternatives – Liquidity and Shareholder Value
Status Quo
Sale of Company to Strategic / Financial Buyer
Privately Negotiated Equity Placement
Share Repurchase
Publicly Marketed Follow-On Offering
Acquisition Strategy

Confidential SECTION IV Status Quo

Confidential
• Preserves opportunity to create value for shareholders
through execution of business plan
• Least disruptive for operations, management and
employees
• Retain strong balance sheet
• Can continue to pursue acquisitions on an
opportunistic basis
• No significant liquidity in near-term
• May not attract new research coverage or greater
trading liquidity
• May not expand Wellington’s multiple or garner
favor with “street”
• Value maximization/liquidity alternative may
not always be available
STATUS QUO
Description: Execute Business Plan
Advantages
Disadvantages

Confidential
STATUS QUO
Small-Cap Valuations
Wellington
Total Russell:
Decile:  10
Decile:  9
Decile:  8
Decile:  7
Decile:  6
Decile:  5
Decile:  4
Decile:  3
Decile:  2
Decile:  1
488.2 20.6x 10.7x 34.5% $860.3
3.5 13.7x 6.6x 56.7% $76.9
275.3 18.7x 8.4x -10.8% 203.2
195.3 20.4x 11.3x 17.0% 295.8
186.9 18.3x 10.5x 24.3% 374.1
327.8 18.3x 10.0x 39.9% 468.5
394.2 21.5x 10.1x 32.1% 609.9
452.5 19.8x 10.2x 35.8% 745.6
528.1 20.9x 11.2x 39.8% 940.9
520.4 21.8x 10.7x 42.9% 1,189.9
839.1 21.4x 11.2x 47.5% 1,504.5
1,144.6 22.5x 11.8x 73.9% $2,227.9
Mean 3-Mo. Avg.
Daily Vol. (000s)
Median LTM
P/E Ratio
Median EBITDA
Multiple
Mean 1 Year
Return
Mean Market
Capitalization
Breakdown of the Russell 2000
Data as of 4/21/06
($ in millions)

Confidential
STATUS QUO
Summary
• Executing stand-alone plan is unlikely to maximize shareholder value in near-term
– Public company costs are still significant in relation to total cash flows – estimated to be 13%
(1)
of EBITDA in
2005
– Unlikely that the market will improve Wellington’s relative valuation in the near term
– Undervaluation relative to comparable companies and broader market unlikely to change substantially
• Executing stand-alone plan is unlikely to improve shareholder liquidity
– Unlikely to attract increased coverage by Wall Street given Company’s current market capitalization
(1)
Source: Management; $1,492,725 / $11,627,383 = 13% (see page 48)

Confidential SECTION V Acquisition Strategy

Confidential
ACQUISITION STRATEGY
Description: Company Acts as Industry Consolidator and Purchases One or Several
Targets
• Preserves opportunity to create value through
execution of business plan
–
Management has a history of successful
acquisitions
• Consolidation play in the highly fragmented space
• Multiple targets
• Acquisition of new products provides new growth
vehicle
• Gain new management talent
• Ability to realize revenue and cost synergies
• No liquidity for existing shareholders
• Significant management time and resources required
• Acquisitions would need to be large to have impact
• Unlikely to significantly impact market valuation
• Uncertainty regarding availability of attractive
acquisition targets at attractive valuations
• Potentially meaningful integration risk
Advantages Disadvantages

Confidential
ACQUISITION STRATEGY
Summary
• Acquisitions would have to substantially increase size of Company to have a material impact on liquidity and valuation of Wellington
• Given the fragmented nature of the industry, dominated by small, family-managed companies, it could take years to reach adequate size
–
Execution risk is correlated with the number of acquisitions required to achieve desired size
–
Lack of available, obvious targets to achieve critical mass in the Elementary School segment
• Wellington is at a competitive disadvantage in auction situations for larger, more attractive properties
–
Scarcity value of available, quality strategic assets has driven up acquisition prices
–
School Specialty is a bigger, more credible, and active acquiror
–
The Company is limited to using debt since selling equity or using stock as acquisition currency is likely not a viable alternative

Confidential SECTION VI Follow-On Offering

Confidential
FOLLOW-ON OFFERING
Description: Selling Equity to the Market
Advantages Disadvantages
• Provides capital for the Company (if primary shares sold)
• May provide some liquidity for existing shareholders (if
secondary shares sold)
• Increases float
• Research coverage likely, if able to complete sizeable
offering through underwriters
• Some increase in trading volume likely
• Need to be able to raise significant amount of proceeds, likely greater than could be sold currently, to support fully-marketed underwritten public offering
• Limited liquidity for existing shareholders
• Potential dilution
• Public shareholder expectations
– Short-term results
– Share price volatility
• Time and expense of offering
– Management time
– Auditors, counsel, printer, roadshow
• Difficult to attract new public investors
• Use of proceeds?
• Does not address public company issues / costs

Confidential
FOLLOW-ON OFFERING
Follow-On Transactions with 100% Secondary Shares Offered
Source:  Equidesk; Data from 1/1/2000 – 3/31/2006
All follow-on offerings with 100% secondary shares offered, pre-deal market capitalization less than $500 mm, and amount offered to pre-deal market capitalization ratio greater than 10%
Amt. Offered / Discount
Trade Amount Pre-Deal Mkt. Post-Deal Mkt. Filing Last Trade Offer Pre-Deal Filing / Last Trade /
Date Company Ticker Offered ($mm) Cap. ($mm) Cap. ($mm) Price Before Offer Price Mkt. Cap. Offer Price Offer Price
3/10/06 Alaska Communications Systems Group Inc ALSK 105.0 $                       458.9 $                       458.9 $                       11.15 $                11.15 $                11.00 $                22.9% -1.4% -1.4%
2/2/06 Huron Consulting Group Inc HURN 170.1                          465.7                          465.7                          25.14                   28.06                   27.00                   36.5% 6.9% -3.9%
1/19/06 Placer Sierra Bancshares PLSB 130.0                          389.8                          389.8                          28.55                   26.00                   26.00                   33.3% -9.8% 0.0%
12/13/05 Lionbridge Technologies Inc LIOX 58.8                            360.6                          360.6                          6.65                     6.44                     6.25                     16.3% -6.4% -3.0%
12/8/05 United PanAm Financial Corp UPFC 74.0                            422.0                          422.0                          28.26                   25.27                   24.65                   17.5% -14.6% -2.5%
12/1/05 Alaska Communications Systems Group Inc ALSK 100.0                          395.2                          395.2                          10.42                   10.13                   10.00                   25.3% -4.2% -1.3%
11/8/05 Zumiez Inc ZUMZ 84.6                            479.1                          479.1                          31.81                   36.06                   35.60                   17.6% 10.6% -1.3%
10/25/05 Inter Parfums Inc IPAR 53.3                            366.0                          366.0                          19.89                   16.74                   15.50                   14.6% -28.3% -8.0%
9/30/05 Accuride Corp ACW 92.8                            445.9                          445.9                          15.35                   13.75                   13.25                   20.8% -15.8% -3.8%
9/15/05 Ladish Co Inc LDSH 46.4                            221.7                          221.7                          17.56                   16.55                   16.00                   20.9% -9.7% -3.4%
8/9/05 Oyo Geospace Corp OYOG 23.1                            104.0                          104.0                          19.25                   19.01                   18.50                   22.2% -4.1% -2.8%
7/14/05 Middleby Corp MIDD 67.9                            434.5                          434.5                          53.76                   56.07                   56.00                   15.6% 4.0% -0.1%
5/23/05 AMN Healthcare Services Inc AHS 127.2                          389.7                          389.7                          15.00                   14.02                   13.75                   32.6% -9.1% -2.0%
3/17/05 Aftermarket Technology Corp ATAC 92.8                            310.6                          310.6                          14.35                   15.27                   14.85                   29.9% 3.4% -2.8%
1/20/05 Encore Capital Group Inc ECPG 61.7                            442.4                          442.4                          20.45                   20.45                   20.00                   13.9% -2.3% -2.3%
12/9/04 Superior Essex Inc SPSX 36.1                            285.1                          285.1                          17.01                   16.94                   16.75                   12.7% -1.6% -1.1%
11/30/04 TTM Technologies Inc TTMI 43.5                            406.7                          406.7                          10.72                   10.72                   9.95                     10.7% -7.7% -7.7%
9/21/04 PH Glatfelter Co GLT 88.0                            482.7                          482.7                          13.04                   11.94                   11.00                   18.2% -18.5% -8.5%
8/3/04 Carmike Cinemas Inc CKEC 143.0                          401.0                          401.0                          37.85                   33.17                   33.00                   35.7% -14.7% -0.5%
6/9/04 StarTek Inc SRT 125.4                          477.0                          477.0                          42.05                   33.00                   33.00                   26.3% -27.4% 0.0%
5/5/04 Discovery Partners International Inc DPII 36.1                            123.2                          123.2                          6.11                     5.00                     5.00                     29.3% -22.2% 0.0%
4/20/04 Charlotte Russe Holding Inc CHIC 52.8                            378.8                          378.8                          18.30                   18.30                   17.60                   13.9% -4.0% -4.0%
4/19/04 Hersha Hospitality Trust HT 25.6                            168.0                          168.0                          10.55                   10.55                   10.25                   15.3% -2.9% -2.9%
4/12/04 Perini Corp PCR 88.7                            345.7                          345.7                          8.27                     15.39                   15.00                   25.7% 44.9% -2.6%
3/29/04 NETGEAR Inc NTGR 78.0                            385.5                          385.5                          14.80                   13.28                   13.00                   20.2% -13.8% -2.2%
3/25/04 Acadia Realty Trust AKR 68.8                            399.3                          399.3                          14.43                   14.07                   13.75                   17.2% -4.9% -2.3%
3/2/04 Omega Healthcare Investors Inc OHI 178.5                          429.5                          429.5                          10.38                   9.90                     9.85                     41.5% -5.4% -0.5%
2/20/04 Keystone Property Trust KTR 89.8                            489.4                          489.4                          22.98                   22.98                   22.45                   18.3% -2.4% -2.4%
1/22/04 Pantry Inc PTRY 100.0                          394.9                          394.9                          22.04                   21.05                   20.00                   25.3% -10.2% -5.2%
12/17/03 Modem Media Inc MMPT 55.8                            150.4                          150.4                          6.60                     5.95                     5.75                     37.1% -14.8% -3.5%
12/11/03 NYMAGIC Inc NYM 49.3                            239.3                          239.3                          24.94                   24.62                   24.65                   20.6% -1.2% 0.1%
11/24/03 Arris Group Inc ARRS 50.9                            423.1                          423.1                          6.24                     6.24                     5.65                     12.0% -10.4% -10.4%
11/17/03 Big 5 Sporting Goods Corp BGFVE 94.2                            410.7                          410.7                          19.66                   18.12                   18.12                   22.9% -8.5% 0.0%
11/10/03 Energy Partners Ltd EPL 53.4                            376.7                          376.7                          11.75                   11.81                   11.75                   14.2% 0.0% -0.5%
11/7/03 Covenant Transport Inc CVTI 39.0                            284.6                          284.6                          18.83                   20.70                   19.50                   13.7% 3.4% -6.2%
10/30/03 MarineMax Inc HZO 47.2                            231.0                          231.0                          17.80                   17.80                   15.00                   20.4% -18.7% -18.7%
10/7/03 INET Technologies Inc INET 100.0                          483.0                          483.0                          14.51                   13.40                   12.50                   20.7% -16.1% -7.2%
8/6/03 Harris Interactive Inc HPOL 61.7                            340.9                          340.9                          6.56                     6.36                     6.36                     18.1% -3.1% 0.0%
8/4/03 Digitas Inc DTAS 105.0                          304.5                          304.5                          6.75                     5.38                     5.25                     34.5% -28.6% -2.5%
5/22/03 Portfolio Recovery Associates Inc PRAA 89.3                            385.1                          385.1                          26.10                   27.05                   25.50                   23.2% -2.4% -6.1%
5/13/03 VistaCare Inc VSTA 110.0                          312.1                          312.1                          19.25                   21.25                   20.00                   35.2% 3.8% -6.3%
5/12/03 NN Inc NNBR 36.9                            166.8                          166.8                          10.77                   10.74                   10.37                   22.1% -3.9% -3.6%
5/9/03 Select Comfort Corp SCSS 80.3                            416.0                          416.0                          8.78                     13.19                   13.00                   19.3% 32.5% -1.5%
5/1/03 Hibbett Sporting Goods Inc HIBB 48.4                            262.6                          262.6                          28.15                   26.79                   26.00                   18.4% -8.3% -3.0%
11/12/02 Advisory Board Co ABCO 108.8                          423.2                          423.2                          34.70                   29.34                   29.00                   25.7% -19.7% -1.2%
7/29/02 Aftermarket Technology Corp ATAC 85.5                            465.9                          465.9                          22.00                   22.00                   19.00                   18.4% -15.8% -15.8%
7/2/02 Monarch Casino & Resort Inc MCRI 25.0                            118.0                          118.0                          14.99                   12.94                   12.50                   21.2% -19.9% -3.5%
6/19/02 Arris Group Inc ARRS 70.7                            385.2                          385.2                          6.40                     4.71                     4.71                     18.3% -35.9% 0.0%
5/30/02 American Medical Security Group Inc AMZ 47.0                            226.6                          226.6                          18.10                   18.31                   18.00                   20.7% -0.6% -1.7%
4/9/02 Odyssey HealthCare Inc ODSY 131.1                          414.6                          414.6                          27.48                   28.25                   27.00                   31.6% -1.8% -4.6%
1/17/02 Hibbett Sporting Goods Inc HIBB 37.9                            212.4                          212.4                          32.20                   32.20                   32.10                   17.8% -0.3% -0.3%
11/6/01 Silgan Holdings Inc SLGN 77.9                            339.1                          339.1                          22.01                   19.10                   19.00                   23.0% -15.8% -0.5%
5/22/01 Horizon Offshore Inc HOFF 55.5                            494.5                          494.5                          21.85                   21.81                   21.50                   11.2% -1.6% -1.4%
9/21/00 Prize Energy Corp PRZ.X 64.1                            284.6                          284.6                          20.56                   21.74                   21.38                   22.5% 3.8% -1.7%
5/15/00 CARBO Ceramics Inc CRR 46.6                            395.1                          395.1                          33.75                   27.00                   27.00                   11.8% -25.0% 0.0%
Mean $76.6 $352.7 $352.7 $19.03 $18.51 $17.99 21.9% -6.9% -3.2%
Median $70.7 $385.5 $385.5 $18.10 $17.80 $16.75 20.7% -5.4% -2.4%

Confidential
FOLLOW-ON OFFERING
Summary
• Discount of approximately 5-7% on secondary shares sold sets potentially low valuation expectations
• Costs associated with the offering are paid by the company
• Rarely do we see 100% secondary share offerings, but more common in cases where private equity investors are selling
• The bigger question is who would be interested in purchasing the shares
–
Liquidity and size problems would prevent most institutional shareholders from participating
–
Retail investors would attract unwelcome volatility to the thinly traded stock – not known as patient long-
term holders
• Other than possibly helping private equity investors, Wellington would be back where it started – no liquidity for remaining shareholders, lack of attention by Wall Street, and relative inferior valuation

Confidential SECTION VII Private Placement

Confidential
• “Story” projections can often be better explained to
sophisticated investors
• Minority investments by strategic corporate
partners or non-traditional investors may enhance
valuation if there are possible synergies
• Transaction costs and time demands may be less
than public equity offerings
• Institutional and/or strategic investors may add
value through board participation, market or key
contact introductions, or informal consulting
• Limited liquidity to current investors
– Unlikely change in volume or research coverage
• Would need to begin by raising smaller amounts of
capital (< $10 million)
• Valuation at a discount to public market price
– Dilution and marketability
• Less visibility than public offering
• Investors usually require board seat (although company
may desire a new value-added board member)
• Investors typically require registration within specified
period of time
• Use of proceeds?
• Does not address public company cost issues
PRIVATE PLACEMENT
Description: Selling Equity to Institutions
Private Institutional Placement of Equity (“PIPE”) or Registered Direct (“RD”)
Advantages Disadvantages

Confidential
PRIVATE PLACEMENT
Summary
• Typically viewed as capital of “last resort”
–
Investors require substantial discount to public market
–
Additional warrants imply further dilution
• Attracts “fast  money” crowd of investors
–
Dump shares on favorable news
–
Contributes to the problem when price drops
• Strategic corporate partners do not solve capital market problem
–
Wellington would be forced to open-up to a potential competitor
–
Can create problems by interfering with strategy and/or capital structure decisions in the future
• Does not solve liquidity problems for the remaining shareholders and most likely will not result in improved valuations

Confidential SECTION VIII Share Repurchase

Confidential
SHARE REPURCHASE
Description: Share Buyback Program Via Privately Negotiated Purchases,
Open Market Purchases or Dutch Auction/Fixed Price Tender
• Can be viewed as positive signal by “Street”
• Good investment if stock price is depressed
– Plus additional debt is tax deductible
• Can increase EPS and (hopefully) market value
– “Financial engineering”
• Increases insider ownership percentage
• Dutch Auction provides greater certainty of fixed
price range and fixed time period for larger
repurchase
• May remove public reporting requirements
• Depending on the size of the buy-back, may provide
limited liquidity for current investors
• Positive effects may be minimal / temporal
• Shareholders may question use of capital/use of
balance sheet versus other strategies - perceived lack of
opportunities
• Buy shares at a premium to market in a Dutch
Auction / Fixed Price Tender
• Can not control exact share buyback price in an open
market purchase
• Reduces float, less future trading opportunity for
institutional investors
• Increases leverage
Advantages
Disadvantages

Confidential
SHARE REPURCHASE
Example – Share Repurchase
10.6% Pro-Forma Debt / Equity Ratio
(b)
$0.74 2007P EPS
$6,639,682 Pro-Forma 2007 Net Income
$6,997,102 2007 Net Income
8,423,651 Pro-Forma 2007P Total Shares Outstanding
$357,420 Additional Annual After-Tax Cost to Finance Buyout
(a)
7.0% Interest Rate on Acquisition Debt
6.9% 2007P Accretion
$0.79 2007P New EPS
(1,000,000) Less: Shares Repurchased
9,423,651 2005 Outstanding Shares and In-the-Money Options
$8,510,000 Total Acquisition Debt Issued to Repurchase Shares
$8.51 Current Price per Share
1,000,000 Total Shares Buy Back
(a) Does not include transaction costs; Assumes 40% tax rate; Does not assume any debt amortization

Confidential
SHARE REPURCHASE
Summary
• Given Wellington’s current share price, a share repurchase may be an attractive investment that would likely be accretive to earnings per share
• However, additional required debt significantly “ties Wellington’s hands” for:
–
Investments in additional projects
–
Growth through acquisitions
• Moreover, being a small, leveraged company makes it even more difficult for the Company to grow out of its current predicament

Confidential Section IX Sale of the Company

Confidential
SALE OF THE COMPANY
Overview
• Most likely maximizes shareholder value in the near-
term
• Immediate liquidity for shareholders
• Eliminates issues associated with being an orphaned
public company
• May be structured to preserve upside and tax
deferral
• Wellington’s Board of Directors determines process,
criteria and potential partners
• Wellington represents an extremely attractive
platform / add-on acquisition for numerous potential
strategic and financial buyers
• May eliminate opportunity for shareholders to
benefit from growth in the early childhood sector
• Loss of autonomy
• Upside for shareholders may be eliminated
(depending on price and acquisition currency)
• Fate of management and employees unknown
• Integration issues
Advantages Disadvantages

Confidential
SALE OF THE COMPANY
Preliminary Valuation Analysis
Share Price as
of April 21,
2006:
$8.51
$ per Share
$5.41
$11.44
$11.97
$11.26
$9.45
$13.13
$10.27
$12.81
$11.31
$13.20
$12.26
$11.16
$8.98
$10.68
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
Trading Range Public Company Analysis Transaction Analysis DCF Analysis LBO Analysis
52-Week Hi - Low
EBITDA Trading Multiples of Public
Educational Products / Services
Companies (1,3):
EBITDA Trading Multiples of Public
Catalog / Internet Retail Companies
(1,3):
EBITDA Multiples of Acquisition
Transactions in the Educational Products
/ Services Sector (2):
Median M&A Transaction Premiums
for Public Company Deals 1 Day - 4
Weeks Prior to Announcement (4):
EBITDA Multiples Assuming Terminal
Growth Rates of 7.0x -8.0x and
Discount Rates of 17.0% (2):
EBITDA Multiples Assuming a Required
IRR of 22.5% -27.5% and Total
Leverage of 4.50x (2,3):
9.9x -11.5x 7.5x -8.7x 8.4x -9.8x 25.5% -32.9% 9.1x -10.1x 8.5x -9.3x
Multiple Multiple Multiple Share Price Multiple Multiple
9,635.6 9,593.9 9,631.7 9,639.2 9,628.4
Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s)
Note: Diluted shares
outstanding-calculated-using-treasury-stock-method-of-options-accounting
(1) Assumes LTM 12/31/2005 EBITDA of $10.1 million after public company expenses (see page 48)
(2) Assumes LTM 12/31/2005 EBITDA of $11.6 million before public company expenses (see page 48)
(3) A
range-of
+/- 7.5% has been applied to the median EBITDA multiples
(4) Assumes
4/21/2006-closing-price-of-$8.51-per-share

Confidential
• Likely maximize near-term shareholder value
–
Fiduciary “outs” help ensure highest price
• Board determines process and criteria
• May be structured to preserve upside for existing
shareholders
• Possible synergies, exchange of skills
• Eliminates public market scrutiny and costs
• Upside for existing shareholders may be
diluted/eliminated
• Fate of senior management and employees unknown
• May face integration issues
• May have to accept buyer’s currency
• Industry conditions/financial health of most likely
acquirers will dictate success
–
Usually outside of Company’s control
• Confidentiality / competitive dynamics
SALE OF THE COMPANY
Description: Sale of Controlling Equity Interest to Strategic Buyer
Advantages
Disadvantages

Confidential
• May maximize near-term shareholder value
– Fiduciary “outs” help ensure highest price
• Board determines process and criteria
• Financial buyers are typically sophisticated investors
committed to growing the business
– Additional capital availability
• Attractive buyout candidate given strong revenue
growth and free cash flow
• Eliminates public market scrutiny and public
company costs
• May present opportunity for management to
implement business plan
• Limited organizational change
• Full liquidity event
• Upside for existing shareholders may be eliminated
– Expectation that management will roll over stake
• Leverage may inhibit some future initiatives
– May put constraints on growth
• Capital markets driven
– Specifically, availability of senior and subordinated
debt
Company performance and size critical
factors
• Attractiveness also driven by perceived timing and
success of sponsor’s exit
• Fate of certain management and employees unknown
• Greater scrutiny on process
– Possibly extensive 13E3 disclosures
• May pay lower multiples than strategic buyers given
leverage constraint
SALE OF THE COMPANY
Description: Sale of Controlling Equity Interest to a Financial Buyer
Advantages Disadvantages

Confidential
Source: Capital IQ; Data as of 4/21/06; Merger on 5/1/01; Reflects 4/21/06 price of $8.51.
SALE OF THE COMPANY
Recent Trading Ranges
Last Two Years
Last Six Months Last Twelve Months
Since Merger
Average Price:
$4.23
Average Price:
$5.90
Average Price:
$6.99
Average Price:
$7.20
1%
15%
10%
2%
8%
4%
7%
5%
7%
9%
11%
5%
9%
4%
5%
0% 0%
0%
2%
4%
6%
8%
10%
12%
14%
16%
$0.51
-
$1.00
$1.01
-
$1.50
$1.51
-
$2.00
$2.01
-
$2.50
$2.51
-
$3.00
$3.01
-
$3.50
$3.51
-
$4.00
$4.01
-
$4.50
$4.51
-
$5.00
$5.01
-
$5.50
$5.51
-
$6.00
$6.01
-
$6.50
$6.51
-
$7.00
$7.01
-
$7.50
$7.51
-
$8.00
$8.01
-
$8.50
$8.51
-
$9.00
10%
11%
9%
12%
12%
3%
20%
9%
14%
0% 0%
0%
5%
10%
15%
20%
25%
$3.51 -
$4.00
$4.01 -
$4.50
$4.51 -
$5.00
$5.01 -
$5.50
$5.51 -
$6.00
$6.01 -
$6.50
$6.51 -
$7.00
$7.01 -
$7.50
$7.51 -
$8.00
$8.01 -
$8.50
$8.51 -
$9.00
6%
3%
6%
39%
18%
27%
0% 0%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
$5.01 -
$5.50
$5.51 -
$6.00
$6.01 -
$6.50
$6.51 -
$7.00
$7.01 -
$7.50
$7.51 -
$8.00
$8.01 -
$8.50
$8.51 -
$9.00
45%
31%
22%
1% 1%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
$6.51 - $7.00 $7.01 - $7.50 $7.51 - $8.00 $8.01 - $8.50 $8.51 - $9.00

Confidential
SALE OF THE COMPANY
Summary
• A sale of Wellington is likely to maximize near term shareholder value and provide the desired level of shareholder liquidity
–
Potential to extract the value not currently recognized by the public market
–
Eliminates public company expenses
–
Healthy M&A market
–
Potential synergies for strategic buyers
• Interested parties would include both strategic and financial buyers
–
A number of financially capable and highly interested strategic parties
–
Financial sponsor interest should be strong given readily available equity and debt financing and significant interest in the catalog and education sector
• Key to maximizing shareholder value in a sale process will be to orchestrate a highly competitive and disciplined sale process
–
Very high probability of success given limited number of sizable platforms in the early childhood space
–
Several strategic buyers could pay a significant premium without diluting EPS
–
An LBO could support a significant premium given strong cash flows and current valuation

Confidential SECTION X Summary

Confidential
SUMMARY
Summary of Alternatives
Reduced
(Use of Capital)
No Change
Maybe
Uncertain
Yes
No Change
Uncertain
Acquisition
Strategy
No Yes Yes Yes Yes
Retained
Operational Risk
Depends
No Change
Maybe
Potential, if Secondary
Shares
None Immediately
Down
Private
Placement
Likely
Reduced
(Use of Capital)
Depends No Change
Access to
Expansion Capital
Depends No Change No Change No Change
Opportunity for
Employee
Ownership
Maybe No No No
Synergistic
Combination
Immediate Partial
Potential, if Secondary
Shares Issued
Uncertain
Time to Significant
Liquidity
Complete
No change to down
for continuing
shareholders
Maybe No Change Market Liquidity
Highest No change to up No Change to Down No Change
Near-Term
Relative Valuation
Company Sale
Share
Repurchase
Follow-On
Offering
Status Quo

Confidential Appendix A Preliminary Valuation Detail

(% of Sales)

GUIDES FOR THE JOURNEY
PiperJaffray.

Confidential
PRELIMINARY VALUATION DETAIL
Revenue & EBITDA Growth Gross Profit & EBITDA Margins
Financial Overview
Working Capital Depreciation & Capital Expenditures
Note: $ in millions; Source: Wellington management, Public filings
2001 – 2005 CAGR:
Revenue: 9.3%
EBITDA: NA
$0
$50
$100
$150
$200
$250
$0
$5
$10
$15
$20
$25
Revenue EBITDA
$0
$5
$10
$15
$20
$25
$30
$35
$40
2006P 2007P 2008P 2009P 2010P
15.0%
15.0%
15.1%
15.1%
15.2%
15.2%
15.3%
15.3%
Working Capital Working Capital as a % of Sales
32%
33%
33%
34%
34%
35%
35%
36%
36%
37%
37%
2001 2002 2003 2004 2005 2006P 2007P 2008P 2009P 2010P
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
Gross Profit Margin EBITDA Margin
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2006P 2007P 2008P 2009P 2010P
Capital Expenditures Depreciation
2005 – 2010 CAGR:
Revenue: 11.5%
EBITDA: 17.5%

Confidential
PRELIMINARY VALUATION DETAIL
Financial Summary
Source:  Public company filings; Management
Fiscal Year Ended December 31
$ in Thousands, except per share data
HISTORICAL PROJECTED
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Early Childhood Revenue 63,000 $           70,190 $           78,490 $           90,908 $           102,892 $           115,099 $         134,861 $         156,718 $         172,471 $         189,596 $
Elementary School Revenue 29,849              30,570              31,431              30,080              29,852                30,791              32,473              35,093              37,185              39,044
Revenue 92,849              100,760            109,921            120,988            132,744              145,890            167,333            191,811            209,656            228,640
Cost of Goods Sold 59,747              64,478              70,427              80,408              86,727                94,874              107,959            122,781            133,704            145,195
Gross Profit 33,102              36,282              39,494              40,580              46,017                 51,017              59,374              69,030              75,951              83,444
Selling, General, & Administrative Costs 42,920              32,891              34,857              38,430              40,032                42,180              48,060              54,723              59,413              61,733
Adjustments (1) -                         (879)                   -                         -                         (2,278)                -                         -                         -                         -                         -
EBIT after Public Company Expenses (9,818)               4,270                 4,637                 2,150                 8,263                   8,836                 11,314              14,307              16,538              21,712
Depreciation 1,981                1,266                1,418                1,538                1,699                   1,895                1,777                1,698                1,652                1,627
Amortization 5,485                288                    279                    173                    173                      173                    173                    173                    51                      1
Adjusted EBITDA after Public Expenses (2,352) $            5,824 $             6,334 $             3,861 $             10,135 $             10,904 $           13,264 $           16,178 $           18,241 $           23,339 $
Add-Back: Public Company Expenses (2) 741                    632                    673                    791                    1,493                   1,876                2,138                2,434                2,642                2,746
EBIT before Public Company Expenses (9,077)               4,902                 5,310                 2,941                 9,755                   10,712              13,452              16,741              19,180              24,457
Depreciation 1,981                1,266                1,418                1,538                1,699                   1,895                1,777                1,698                1,652                1,627
Amortization 5,485                288                    279                    173                    173                      173                    173                    173                    51                      1
Adjusted EBITDA before Public Company Expenses (1,611) $            6,456 $             7,007 $             4,652 $             11,627 $             12,780 $           15,402 $           18,611 $           20,883 $           26,085 $
Capital Expenditures 2,303 $             1,203 $             1,183 $             1,864 $             1,500 $               1,800 $             2,020 $             2,264 $             2,418 $             2,515 $
Net Working Capital 16,450              14,763              18,371              21,734              20,287                22,240              25,399              28,991              31,625              34,410
(Increase) / Decrease in Working Capital - 1,687                (3,608)               (3,363)               1,447                   (1,953)               (3,159)               (3,592)               (2,634)               (2,785)
Key Financial Ratios
Early Childhood Revenue Growth - 11.4% 11.8% 15.8% 13.2% 11.9% 17.2% 16.2% 10.1% 9.9%
Elementary School Revenue Growth - 2.4% 2.8% -4.3% -0.8% 3.1% 5.5% 8.1% 6.0% 5.0%
Total Revenue Growth - 8.5% 9.1% 10.1% 9.7% 9.9% 14.7% 14.6% 9.3% 9.1%
Gross Profit Margin 35.7% 36.0% 35.9% 33.5% 34.7% 35.0% 35.5% 36.0% 36.2% 36.5%
Public Company Expenses as a % of SG&A 1.7% 1.9% 1.9% 2.1% 3.7% 4.4% 4.4% 4.4% 4.4% 4.4%
EBIT after Public Company Expenses Margin -10.6% 4.2% 4.2% 1.8% 6.2% 6.1% 6.8% 7.5% 7.9% 9.5%
Adjusted EBITDA after Public Expenses Margin -2.5% 5.8% 5.8% 3.2% 7.6% 7.5% 7.9% 8.4% 8.7% 10.2%
EBIT before Public Company Expenses Margin -9.8% 4.9% 4.8% 2.4% 7.3% 7.3% 8.0% 8.7% 9.1% 10.7%
Adjusted EBITDA before Public Company Expenses Margin -1.7% 6.4% 6.4% 3.8% 8.8% 8.8% 9.2% 9.7% 10.0% 11.4%
Capital Expenditures / Revenue 2.5% 1.2% 1.1% 1.5% 1.1% 1.2% 1.2% 1.2% 1.2% 1.1%
Net Working Capital / Revenue 17.7% 14.7% 16.7% 18.0% 15.3% 15.2% 15.2% 15.1% 15.1% 15.0%
(Increase) / Decrease in Working Capital / Revenue - 1.7% -3.3% -2.8% 1.1% -1.3% -1.9% -1.9% -1.3% -1.2%
Note: FY 2001 excludes $29.6 m impairment charge and $1.8 m merger integration charge
(1) See page 47 for breakout of adjustments
(2) See page 48 for breakout of public company expenses

Confidential
PRELIMINARY VALUATION DETAIL
Adjustments Overview
2002 2005
ACG - Tax Provision - $                     10,890 $
AlixPartners, LLC - 304,771
Bill Gochnauer - 16,149
Board Fees - Special Session - 29,500
Bonus Payments - 25,000
Dean DeBiase - 9,528
Howard Rice Nemerovski Canady Falk & Rabkin - -
KPMG - 426,246
Kroll Ontrack - 204,190
Latham & Watkins LLP - 324,494
NASDAQ - 5,000
Paul Weiss, Rifkind, Whaton & Garrison LLP - 275,707
RR Donnelley - -
Severance Payment - 120,000
Tatum CFO Partners, LLP - 187,747
True Data Partners, LLC - 92,303
Westaff - 1,005
William E. Simon & Sons - 5,129
Litigation - 240,000
Merger Related 879,000 -
Total 879,000 $        2,277,658 $

Confidential
PRELIMINARY VALUATION DETAIL
Public Company Expenses Overview
2001 2002 2003 2004 2005
Filing Fees / Annual Report & Proxy 37,037 $          35,000 $          30,970 $          24,500 $          68,653 $
Investor Relations 23,985 95,858 69,877 72,138 193,500
Director Costs 41,000 110,996 94,501 91,046 155,852
Accounting (KPMG) 148,457 180,000 253,996 309,196 414,192
D&O Insurance 314,137 177,183 157,134 179,261 154,130
SOX 404 Compliance - - - - 386,365
SEC Legal Fees 176,462 33,431 67,000 115,000 120,034
Total Public Company Costs 741,077 $        632,469 $        673,478 $        791,142 $        1,492,725 $

Confidential
PRELIMINARY VALUATION DETAIL
Public Company Analysis
Source:  Public Company filings
$ in Millions, except per share data
Educational Products / Services
LTM Multiples P/E
Price % of 52 Market Net Company LTM Financial Performance CY 2006P EBITDA Company Value / Price /
Ticker Company 4/21/06 Week High Capitalization Debt Value Revenue EBIT EBITDA EPS
(1)
Margin Revenue EBIT EBITDA 2006P EPS
BFAM Bright Horizons Family Solutions Inc. 37.09 $    79.4% 1,010.4 $           (20.3) $           990.1 $          625.3 $          60.7 $            75.2 $            1.48 $            12.0% 1.6x 16.3x 13.2x 25.1x
EEEE Educate Inc. 8.23 48.1% 351.7 160.4 512.1 330.4 45.6 54.0 0.55 16.4% 1.6x 11.2x 9.5x 15.0x
SCHL Scholastic Corp. 26.55 66.8% 1,109.9 352.8 1,462.7 2,274.9 147.0 212.7 1.22 9.3% 0.6x 10.0x 6.9x 21.8x
SCHS School Specialty Inc. 36.00 73.6% 826.1 379.6 1,205.7 1,010.0 74.4 101.0 1.96 10.0% 1.2x 16.2x 11.9x 18.4x
Max 16.4% 1.6x 16.3x 13.2x 25.1x
Mean 11.9% 1.2x 13.4x 10.4x 20.0x
Median 11.0% 1.4x 13.7x 10.7x 20.1x
Min 9.3% 0.6x 10.0x 6.9x 15.0x
Catalog / Internet Retail LTM Multiples P/E
Price % of 52 Market Net Company LTM Financial Performance CY 2006P EBITDA Company Value / Price /
Ticker Company 4/21/06 Week High Capitalization Debt Value Revenue EBIT EBITDA EPS
(1)
Margin Revenue EBIT EBITDA 2006P EPS
ARTL Aristotle Corp. 7.00 $      80.0% 120.8 $               82.7 $            203.5 $          188.8 $          28.5 $            30.3 $            NA 16.1% 1.1x 7.1x 6.7x NA
SGDE Sportsman's Guide Inc. 27.45 96.0% 201.1 (14.1) 187.0 285.1 18.1 19.5 NA 6.9% 0.7x 10.4x 9.6x NA
Max 16.1% 1.1x 10.4x 9.6x NA
Mean 11.5% 0.9x 8.7x 8.1x NA
Median 11.5% 0.9x 8.7x 8.1x NA
Min 6.9% 0.7x 7.1x 6.7x NA
Wellington $8.51 90.1% 76.9 $                 (9.9) $             67.1 $            132.7 $          8.3 $               10.1 $            0.57 $            7.6% 0.5x 8.1x 6.6x
14.8x
(1)
Per Reuters mean reported EPS estimates; Wellington's projected EPS based upon Management and Piper Jaffray estimates

Confidential
PRELIMINARY VALUATION DETAIL
Acquisitions Analysis
Source:  SDC, Capital IQ, Public Company Filings
$ in Millions, except per share data
Educational Products / Services
Transaction Multiples
Announcement Company Target LTM Financial Performance Company Value /
Date Target Target Business Description Acquiror Acquiror Business Description Value Revenue EBIT EBITDA Revenue EBIT EBITDA
1/13/2006 PoshTots, LLC Internet Retail BabyUniverse, Inc. Internet Retail 14.9 $             6.3 $               0.4 $               0.4 $               2.4x NM NM
11/15/2005 Learning Care Group, Inc. Pvd childcare svcs A.B.C. Learning Centres Ltd. Pvd childcare svcs 164.2              220.7              5.9                   10.3                0.7x 27.9x 16.0x
8/19/2005 Delta Education Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies 273.0              95.6                16.2                21.1                2.9x 16.8x 12.9x
6/27/2005 ChildrenFirst, Inc. Op backup childcare centers Bright Horizons Family Solutions Inc. Pvd workplace svcs 50.0                31.0                31.0                31.0                1.6x NM NM
6/22/2005 American Guidance Service, Inc. Pvd speech training products Pearson plc Publ books, educ materials 270.0              -                     -                     -                     NA NA NA
6/15/2005 Rose Art Industries, Inc. Mnfr arts / crafts prod Mega Bloks Inc. Mnfr,mkt toys 335.3              285.0              43.4                50.0                1.2x 7.7x 6.7x
1/24/2005 AlphaSmart Inc. Dvlp educ software Renaissance Learning Inc. Dvlp software 54.7                33.7                3.2                   3.7                   1.6x 16.9x 14.7x
12/14/2004 Voyager Expanded Learning, Inc. Pvd educ services ProQuest Co. Publishing co 376.7              -                     -                     -                     NA NA NA
9/1/2004 The Guidance Channel Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies 18.8                20.0                20.0                20.0                0.9x NM NM
1/16/2004 McGraw Hill, Children's Publishing Unit Educ publishing co School Specialty Inc. Mnfr,whl school supplies 46.0                66.0                -                     (5.1)                  0.7x NA NM
1/16/2004 Califone International, Inc. Mnfr audiovisual equip for educ School Specialty Inc. Mnfr,whl school supplies 26.0                16.0                -                     3.7                   1.6x NA 7.0x
9/9/2003 Lightspan Inc. Pvd educational software Plato Learning Inc. Pvd,dvlp edu software,svcs 27.0                36.3                (20.4)               (12.6)               0.7x NM NM
5/30/2003 Select Agendas Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies 17.0                8.0                   -                     1.7                   2.1x NA 10.0x
3/4/2003 ARAMARK Educational Resources Inc. Pvd educ svcs Knowledge Learning Corp. Pvd educ svcs 265.0              455.0              455.0              455.0              0.6x NM NM
1/20/2003 Riverdeep Interactive Learning Ltd. Dvlp Internet software Management Buyout Management 371.7              216.3              (14.0)               46.2                1.7x NM 8.0x
12/18/2002 bigchalk.com Inc Pvd educ via internet svcs ProQuest Co. Publishing co 32.3                28.2                (16.7)               4.7                   1.1x NM 6.9x
11/7/2002 Houghton Mifflin Co. Publish books and software Bain Capital, Thomas H. Lee Private Equity Firms 1,660.0           1,194.6           81.9                268.6              1.4x 20.3x 6.2x
8/26/2002 Broderbund LLC Dvlp,whl educational software Riverdeep Interactive Learning Ltd. Dvlp Internet software 57.2                -                     -                     -                     NA NA NA
8/14/2002 ABC School Supply Pvd educational mat School Specialty Inc. Mnfr,whl school supplies 42.9                48.0                -                     5.3                   0.9x NA 8.1x
5/9/2002 NetSchools Corp. Pvd educational svcs Plato Learning Inc. Pvd,dvlp edu software,svcs 31.4                11.2                (14.8)               (14.2)               2.8x NM NM
3/4/2002 Klutz, Inc. Publish educ materials Scholastic Corp. Publish educ materials 42.8                -                     -                     -                     NA NA NA
11/13/2001 Premier Agendas, Inc. Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies 156.5              91.3                11.5                17.2                1.7x 13.6x 9.1x
9/7/2001 Learning Co., Educational Unit Dvlp software Riverdeep Interactive Learning Ltd. Dvlp Internet software 59.5                -                     -                     -                     NA NA NA
7/9/2001 Argosy Education Group Inc Provide education services Education Management Corp. Pvd educ svcs 86.4                58.2                0.2                   2.4                   1.5x NM NM
6/1/2001 Houghton Mifflin Co Publish books and software Vivendi Universal SA Multi-media co 2,531.4           1,034.0           133.0              239.5              2.4x 19.0x 10.6x
1/31/2001 Wasatch Interactive Learning Corp. Dvlp educational software Plato Learning Inc. Pvd,dvlp edu software,svcs 14.5                2.2                   (1.2)                  (0.7)                  6.5x NM NM
11/14/2000 JL Hammett Co., K-12 Wholesale Division Whl school supplies School Specialty Inc. Mnfr,whl school supplies 82.5                102.0              -                     7.1                   0.8x NA 11.6x
6/30/2000 Global Video Inc. Dvlp educ videos School Specialty Inc. Mnfr,whl school supplies 32.0                23.0                -                     4.6                   1.4x NA 7.0x
6/26/2000 Tribune Education Co. Publish educational books McGraw-Hill Cos Inc. Publishing co 634.7              -                     -                     -                     NA NA NA
5/24/2000 Edutest Inc. Dvlp Internet software Lightspan Inc. Pvd educational software 13.4                -                     -                     -                     NA NA NA
4/13/2000 Grolier Inc. Publish encyclopedias,books Scholastic Inc. Publ educ materials 446.7              455.5              7.0                   30.6                1.0x NM 14.6x
Max 6.5x 27.9x 16.0x
Mean 1.7x 17.5x 10.0x
Median 1.4x 16.9x 9.1x
Min 0.6x 7.7x 6.2x
SCHOOL SPECIALTY ACQUISITIONS:
Max 2.1x 13.6x 11.6x
Mean 1.3x 13.6x 9.2x
Median 1.3x 13.6x 9.1x
Min 0.7x 13.6x 7.0x

Confidential
PRELIMINARY VALUATION DETAIL
Discounted Cash Flow Analysis
Fiscal Year Ended December 31
$ in Thousands, except per share data
Projected Cash Flows
2006P 2007P 2008P 2009P 2010P
EBIT before Public Company Expenses 10,712 $                13,452 $                16,741 $                19,180 $                24,457 $
Less: Taxes @ 40.0% (4,285)                    (5,381)                    (6,696)                    (7,672)                    (9,783)
After-tax Operating Income 6,427                     8,071                     10,044                   11,508                   14,674
Plus: Depreciation & Amortization 2,068                     1,950                     1,871                     1,703                     1,628
Less: Capital Expenditures (1,800)                    (2,020)                    (2,264)                    (2,418)                    (2,515)
Less: (Inc) / Dec in Working Capital (1,953)                    (3,159)                    (3,592)                    (2,634)                    (2,785)
Free Cash Flows 4,742                     4,842                     6,059                     8,159                     11,002
Terminal Cash Flows @ 7.5x 2010P EBITDA -                             -                             -                             -                             195,636
Total Free Cash Flows 4,742 $                  4,842 $                  6,059 $                  8,159 $                  206,638 $
NPV Calculation @ 12/31/2005 Company Value - Sensitivity Analysis
NPV of Free Cash Flows 22,278 $               Discount Rate
NPV of Terminal Cash Flows 89,193                   13.0% 17.0% 17.0%
Company Value 111,471                 Terminal 7.0x $123,566 $105,525 $105,525
Plus: Cash / (Net Debt) 9,862                     EBITDA 7.5x $130,642 $111,471 $111,471
Equity Value 121,333 $             Multiple 8.0x $137,719 $117,418 $117,418
Equity Value Per Share 12.59
Premium to Current Share Price 47.9% Company Value / EBITDA - Sensitivity Analysis
Company Value / LTM 12/31/2005 EBITDA 9.6x Discount Rate
13.0% 17.0% 17.0%
Terminal 7.0x 10.6x 9.1x 9.1x
Assumptions EBITDA 7.5x 11.2x 9.6x 9.6x
Multiple 8.0x 11.8x 10.1x 10.1x
LTM 12/31/2005 EBITDA 11,627 $
Current Share Price as of 4/21/2006 8.51
Terminal EBITDA Multiple 7.5x Equity Value per Share - Sensitivity Analysis
Implied Terminal Growth Rate 10.8%
Discount Rate 17.0% Discount Rate
Tax Rate 40.0% 13.0% 17.0% 17.0%
Diluted Shares Outstanding (000s) (1) 9,639.234 Terminal 7.0x $13.84 $11.97 $11.97
Net Debt / (Cash) (9,862)                    EBITDA 7.5x $14.58 $12.59 $12.59
Multiple 8.0x $15.31 $13.20 $13.20
(1) Diluted shares outstanding calculated using treasury stock method of options accounting

Confidential
PRELIMINARY VALUATION DETAIL
Discounted Cash Flow Analysis – Sensitivity
Equity Value per Share – Sensitivity Analysis
EBITDA Multiple – Sensitivity Analysis
% of Modeled Sales Growth Achieved
80% 90% 100% 110% 120%
120% $5.85 $5.97 $6.10 $6.23 $6.37
110% $8.81 $9.07 $9.34 $9.63 $9.92
100% $11.77 $12.17 $12.59 $13.02 $13.47
90% $14.74 $15.27 $15.83 $16.41 $17.02
80% $17.70 $18.37 $19.07 $19.80 $20.56
% of Modeled
SG&A
Achieved
% of Modeled Sales Growth Achieved
80% 90% 100% 110% 120%
120% 3.9x 4.0x 4.1x 4.2x 4.4x
110% 6.4x 6.6x 6.9x 7.1x 7.3x
100% 8.9x 9.2x 9.6x 10.0x 10.3x
90% 11.4x 11.8x 12.3x 12.8x 13.3x
80% 13.9x 14.5x 15.0x 15.7x 16.3x
% of Modeled
SG&A
Achieved

Confidential
PRELIMINARY VALUATION DETAIL
Leveraged Buyout Analysis
Fiscal Year Ended December 31
$ in Thousands, except per share data
Capital Structure Cash Flows
Amount Multiple % 2006P 2007P 2008P 2009P 2010P
Total Bank Debt (1) 37,789 $         3.25x 34.8% EBIT before Public Company Expenses 10,712 $               13,452 $               16,741 $               19,180 $               24,457 $
Second Lien (11.5%) 5,814              0.50x 5.4% Interest (Expense) / Income (4,858)                    (4,708)                    (4,497)                    (4,144)                    (3,573)
Mezzanine Debt (14.0%) 8,721              0.75x 8.0% Pretax Income 5,854                     8,744                     12,243                   15,036                   20,884
Total Leverage 52,323            4.50x 48.2% Less: Taxes @ 40% (2,342)                    (3,498)                    (4,897)                    (6,014)                    (8,354)
Sponsor Equity 56,251            4.84x 51.8% Net Income 3,512                     5,246                     7,346                     9,022                     12,531
Total Consideration 108,575          9.34x 100.0% Plus: Depreciation & Amortization 2,068                     1,950                     1,871                     1,703                     1,628
Less: Transaction Costs 5.0% (5,429)             Less: Capital Expenditures (1,800)                    (2,020)                    (2,264)                    (2,418)                    (2,515)
Transaction Value 103,146          8.9x Less: (Inc) / Dec in Working Capital (1,953)                    (3,159)                    (3,592)                    (2,634)                    (2,785)
Plus: Cash / (Net Debt) 9,862              Scheduled Debt Repayment (945)                       (1,323)                    (1,701)                    (2,078)                    (2,456)
Equity Value 113,008 $       Free Cash Flow 883                        694                        1,661                     3,594                     6,402
Advances / (Additional Principle Repaid) (883)                       (694)                       (1,661)                    (3,594)                    (6,402)
Equity Value per Share 11.74              Net Free Cash Flow - $                          - $                          - $                          - $                          - $
Premium to Current Share Price 37.9%
LTM 12/31/2005 EBITDA 11,627
Current Share Price as of 4/21/2006 8.51
Diluted Shares Outstanding (000s) (3) 9,628.433
Exit Value Credit Statistics
Exit Value EBITDA Multiple: 7.5x 195,636 $       2006P 2007P 2008P 2009P 2010P
Less: Net Debt (30,587)           EBITDA 12,780 $               15,402 $               18,611 $               20,883 $               26,085 $
Equity Value 165,049          Total Debt Outstanding 50,496                   48,479                   45,118                   39,445                   30,587
Less: Mezzanine Debt Equity 0.0% -                       Total Debt / EBITDA 4.0x 3.1x 2.4x 1.9x 1.2x
Less: Management Equity 7.0% (11,553)           EBITDA / Interest 2.6x 3.3x 4.1x 5.0x 7.3x
LBO Fund Equity 153,495 $       EBIT / Interest 2.2x 2.9x 3.7x 4.6x 6.8x
Fixed Coverage 2.5x 2.9x 3.4x 3.7x 4.7x
Return Analysis
2010 EBITDA Multiple
7.0x 7.5x 8.0x
LBO Fund Equity 22.7% 25.0% 27.1%
(1) Total Bank Debt allocated 50.0% to Term Loan A at LIBOR plus 2.75% and 50.0% to Term Loan B at LIBOR plus 3.25%
(2) Assumes LIBOR of 5.04% as of 4/21/2006
(3) Diluted shares outstanding calculated using treasury stock method of options accounting

Confidential
PRELIMINARY VALUATION DETAIL
Leveraged Buyout Analysis - Sensitivity
Equity Value per Share – Sensitivity Analysis
EBITDA Multiple – Sensitivity Analysis
% of Modeled Sales Growth Achieved
80% 90% 100% 110% 120%
120% $7.29 $7.39 $7.50 $7.62 $7.74
110% $9.21 $9.41 $9.62 $9.83 $10.06
100% $11.14 $11.43 $11.74 $12.05 $12.38
90% $13.12 $13.51 $13.92 $14.35 $14.79
80% $15.64 $16.14 $16.67 $17.22 $17.79
% of Modeled
SG&A
Achieved
% of Modeled Sales Growth Achieved
80% 90% 100% 110% 120%
120% 5.1x 5.2x 5.3x 5.4x 5.5x
110% 6.7x 6.9x 7.1x 7.3x 7.5x
100% 8.4x 8.6x 8.9x 9.1x 9.4x
90% 10.0x 10.4x 10.7x 11.1x 11.4x
80% 12.2x 12.6x 13.0x 13.5x 14.0x
% of Modeled
SG&A
Achieved

Confidential
PRELIMINARY VALUATION DETAIL
Acquisition Transactions & Premiums
Source: SDC; Data from 1/1/2000 – 4/19/2006
Criteria includes domestic all going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private' meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company
Transaction Premiums
Announcement 1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description Prior Prior Prior
2/21/2006 Thomas Nelson Inc Printing, Publishing, and Allied Services Intermedia Partners VII LP Private equity firm 21.1% 23.0% 10.1%
1/6/2006 Water Pik Technologies Inc Soaps, Cosmetics, and Personal-Care Products Coast Acquisition Corp Special purpose finance co 29.9% 29.3% 30.6%
11/11/2005 Enterasys Networks Inc Electronic and Electrical Equipment Investor Group Investor group 35.5% 28.4% 29.9%
10/12/2005 Central Coast Bancorp,CA Commercial Banks, Bank Holding Companies Rabobank Investment bank 23.6% 23.2% 18.0%
10/11/2005 Neoforma Inc Business Services Global HealthCare Exchange LLC Pvd ecommerce svcs 43.7% 31.6% 27.6%
8/18/2005 Brooktrout Inc Communications Equipment EAS Group Inc Investment holding company 38.1% 39.3% 16.2%
8/9/2005
Register.com Inc Business Services Vector Capital Corp Private equity firm 7.6% 9.2% 24.0%
8/3/2005 Chart Industries Inc Measuring, Medical, Photo Equipment; Clocks First Reserve Corp Private equity firm 10.5% 14.3% 19.5%
6/9/2005 Register.com Inc Business Services RCM Acquisition Co LLC Investment company 10.1% 6.3% 25.0%
5/10/2005 Blair Corp Miscellaneous Retail Trade Loeb Partners Corp Investment company 3.5% 7.4% 9.6%
4/28/2005 Worldwide Rest Concepts Inc Retail Trade-Eating and Drinking Places Pac Eq Partners Pty Ltd Private equity firm 41.4% 39.2% 37.3%
4/18/2005 Manchester Technologies Inc Computer and Office Equipment Caxton-Iseman Capital Inc Private equity firm 35.9% 17.4% 17.0%
4/12/2005 Noland Co Wholesale Trade-Durable Goods Primus Inc Whl industrial supplies 52.3% 60.4% 49.0%
3/1/2005 Blue Martini Software Inc Prepackaged Software Multi-Channel Holdings Inc Whl,ret software;holding co 63.3% 80.2% 55.6%
2/15/2005 Tickets.com Inc Business Services MLB Advanced Media LP Multi-media company 32.5% 29.4% 46.7%
1/27/2005 MAPICS Inc Prepackaged Software Infor Global Solutions Dvlp entrp software 9.7% 14.3% 24.0%
1/7/2005 Polaroid Holding Co Measuring, Medical, Photo Equipment; Clocks Petters Group Worldwide Pvd ecommerce retail svcs 13.4% 14.4% 16.7%
10/4/2004 MSC Software Corp Prepackaged Software ValueAct Capital Partners LP Investment company 12.6% 16.1% 19.8%
5/28/2004 CompuCom SystemsInc(Safeguard) Wholesale Trade-Durable Goods Platinum Equity LLC Leverage buyout firm -5.0% 0.4% -5.0%
4/23/2004 Loehmanns Holdings Inc Retail Trade-General Merchandise and Apparel Crescent Capital Invest Inc Investment company 5.8% 9.7% 14.1%
3/17/2004 Golden State Vintners Inc Food and Kindred Products Wine Group LLC Produces beverages 22.0% 22.2% 79.4%
1/30/2004 WorkFlow Management Inc Printing, Publishing, and Allied Services Investor Group Investor group 9.0% 7.1% -4.8%
12/31/2003 Gundle/SLT Environmental Inc Rubber and Miscellaneous Plastic Products GEO Holdings Corp Investment holding company -13.0% -10.1% -4.2%
12/23/2003 Duane Reade Inc Miscellaneous Retail Trade Rex Corner Holdings LLC Investment holding company 8.4% 24.7% 22.7%
11/20/2003 Plains Resources Inc Oil and Gas; Petroleum Refining Investor Group Investor group 30.7% 30.2% 31.5%
11/14/2003 Sylvan Inc Agriculture, Forestry, and Fishing Snyder Associated Cos Inc Oil and gas exploration,prodn 21.9% 22.0% 23.2%
11/10/2003 Cotton States Life Insurance Insurance COUNTRY Insurance & Financial Stock insurance company 100.5% 98.3% 104.6%
10/31/2003 Media Arts Group Inc Printing, Publishing, and Allied Services Investor Group Investor group 68.8% 80.2% 77.8%
10/24/2003 Information Resources Inc Computer and Office Equipment Open Ratings Inc Dvlp supply mgmt software -19.5% -17.4% -18.8%
10/7/2003 Concerto Software Inc Prepackaged Software Golden Gate Capital Pvd eq svcs 28.9% 37.3% 25.8%
9/30/2003 Garden Fresh Restaurant Corp Retail Trade-Eating and Drinking Places Investor Group Investor group 48.9% 54.8% 64.3%
9/22/2003
United States Exploration Inc Oil and Gas; Petroleum Refining DGL Acquisition Corp Investment holding company 0.7% -1.1% -1.1%
7/13/2003 Edison Schools Inc Educational Services Investor Group Investor group 38.6% 64.5% 74.3%
6/29/2003 Information Resources Inc Computer and Office Equipment Investor Group Investor group 10.7% -2.4% -2.7%
6/25/2003 United Park City Mines Co Real Estate; Mortgage Bankers and Brokers Capital Growth Partners LLC Investment firm 3.4% 4.7% 5.5%
5/30/2003 Cysive Inc Business Services Snowbird Holdings Inc Invest hldg co 0.9% 0.9% 11.4%
5/16/2003 Superior Finl Corp,AR Savings and Loans, Mutual Savings Banks Arvest Bank Group Inc,AR Commercial bank holding co 24.5% 22.7% 29.2%
5/13/2003 Packaged Ice Inc Food and Kindred Products Investor Group Investor group 61.6% 62.3% 96.7%
5/12/2003
Dwyer Group Inc Investment & Commodity Firms,Dealers,Exchanges Investor Group Investor group 58.8% 57.0% 45.5%
4/29/2003 Thousand Trails Inc Hotels and Casinos Kohlberg & Co LP Private equity firm 55.1% 55.9% 49.8%
4/22/2003 Varsity Brands Inc Miscellaneous Manufacturing Investor Group Investor group 39.8% 39.5% 42.2%
4/16/2003 Lillian Vernon Corp Miscellaneous Retail Trade Investor Group Investor group 72.6% 74.7% 72.2%
4/4/2003 Sports Club Co Inc Amusement and Recreation Services Investor Group Investor group 25.0% 24.5% 31.6%
3/13/2003 Colorado MEDtech Inc Measuring, Medical, Photo Equipment; Clocks CIVCO Holding Inc Mnfr med instruments 67.3% 75.9% 72.1%
2/18/2003 Insignia Financial Group Inc Real Estate; Mortgage Bankers and Brokers CB Richard Ellis Inc Real estate agency 33.3% 35.4% 42.8%
1/22/2003
Resonate Inc Prepackaged Software GTG Acquisition Corp Investment company 7.2% 6.0% 10.2%
12/24/2002 Aegis Realty Inc Investment & Commodity Firms,Dealers,Exchanges Phillips Edison & Co Own,op shopping centers 7.7% 6.9% 7.7%
11/12/2002 Hunt Corp Computer and Office Equipment Berwind Co LLC Invest co 32.3% 31.2% 37.4%
11/11/2002 CoorsTek Inc Electronic and Electrical Equipment Investor Group Investor group 62.5% 60.4% 86.4%
11/4/2002 Ebenx Inc Business Services SHPS Inc Pvd outsourced care mgmt svcs 146.2% 193.9% 190.4%
10/1/2002 BWAY Corp Metal and Metal Products Kelso & Co Private equity firm 43.9% 44.9% 38.9%

Confidential
PRELIMINARY VALUATION DETAIL
Acquisition Transactions & Premiums (cont’d)
Transaction Premiums
Announcement 1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description Prior Prior Prior
8/7/2002 Exco Resources Inc Oil and Gas; Petroleum Refining Douglas H Miller Individual 20.8% 22.9% 22.0%
8/1/2002 Omega Worldwide Inc Investment & Commodity Firms,Dealers,Exchanges Four Seasons Health Care Ltd Pvd nursing svcs 50.9% 62.0% 66.1%
7/26/2002 International Specialty Prods Chemicals and Allied Products Samuel J Heyman Individual 4.3% 1.7% 33.8%
6/12/2002 Vestcom International Inc Business Services Cornerstone Equity Investors Private equity fund 50.6% 64.5% 78.6%
5/21/2002 Morton's Restaurant Group Inc Retail Trade-Eating and Drinking Places Castle Harlan Inc Investment company 11.6% 9.7% 31.0%
5/16/2002 Liberty Bancorp,Avenel,NJ Commercial Banks, Bank Holding Companies New Southern Bank,Macon,GA Coml bk 45.3% 45.2% 48.3%
4/25/2002 Maynard Oil Co Oil and Gas; Petroleum Refining Plantation Petroleum Holdings Oil and gas holding co -10.3% -7.6% -12.8%
3/17/2002 Associated Materials Inc Rubber and Miscellaneous Plastic Products Harvest/AMI Holdings Inc Investment company -1.2% -1.2% 28.5%
2/20/2002 Sevenson Environmental Svcs Sanitary Services SCC Contracting Inc Pvd general contracting svcs 26.0% 26.0% 26.0%
2/14/2002 dick clark productions inc Motion Picture Production and Distribution Investor Group Investor group 32.7% 49.5% 49.5%
2/13/2002 Deltek Systems Inc Business Services Investor Group Investor group 18.4% 28.6% 41.9%
2/1/2002 Pitt-Des Moines Inc Metal and Metal Products Ironbridge Acquisition Corp Investment holding company 7.3% 8.5% 10.5%
1/29/2002 Suburban Lodges of America Inc Hotels and Casinos InTown Suites Management Own,op hotels 13.0% 17.0% 32.0%
1/28/2002 Jenny Craig Inc Personal Services Investor Group Investor group 68.3% 86.0% 72.1%
1/25/2002
Shoney's Inc Retail Trade-Eating and Drinking Places Lone Star Fund Private equity firm -7.7% 16.1% 28.6%
1/11/2002 Pulaski Bancorp Inc,NJ Commercial Banks, Bank Holding Companies Kearny Financial Corp,Kearny Bank 33.7% 31.3% 68.7%
12/7/2001 Landmark Systems Corp Prepackaged Software ASG Dvlp computer software 82.7% 98.7% 84.1%
10/1/2001 NCH Corp Soaps, Cosmetics, and Personal-Care Products Investor Group Investor group 34.0% 33.6% 18.8%
9/10/2001 American Coin Merchandising Amusement and Recreation Services Investor Group Investor group 42.6% 45.6% 39.3%
6/18/2001 Purina Mills Inc Food and Kindred Products Land O'Lakes Inc Produce butter,milk,cheese 19.2% 18.0% 26.4%
5/30/2001 Bacou USA Inc Measuring, Medical, Photo Equipment; Clocks Bacou SA Mnfr security equipment 21.8% 17.3% 11.3%
3/13/2001 Roy F Weston Inc Business Services Investor Group Investor group 7.1% 14.7% 13.1%
2/15/2001 VICORP Restaurants Inc Retail Trade-Eating and Drinking Places Investor Group Investor group 35.9% 34.6% 50.9%
1/24/2001 NextHealth Inc Health Services Investor Group Investor group 31.6% 33.8% 68.3%
12/16/2000 Crown Central Petroleum Corp Oil and Gas; Petroleum Refining Rosemore Inc Investment holding company 33.3% 25.4% 23.5%
12/14/2000
NPC International Inc Retail Trade-Eating and Drinking Places O Gene Bicknell Individual 11.3% 6.8% 32.0%
12/11/2000 PBOC Holdings Inc Savings and Loans, Mutual Savings Banks FBOP Corp,Oak Park,Illinois Commercial bank;holding co 8.8% 8.1% 41.6%
11/16/2000 Il Fornaio America Corp Retail Trade-Eating and Drinking Places Bruckmann Rosser Sherrill & Co Venture capital firm 28.9% 23.9% 44.4%
10/25/2000 Meridian Insurance Group Inc Insurance State Auto Mutual Insurance Co Fire,marine,casualty ins co 64.4% 65.5% 105.1%
10/17/2000 Sunrise Medical Inc Measuring, Medical, Photo Equipment; Clocks Investor Group Investor group 55.3% 64.9% 63.3%
10/4/2000 Home-Stake Oil & Gas Co Oil and Gas; Petroleum Refining Cortez Oil & Gas Inc Oil and gas exploration,prodn 2.3% 2.3% -9.3%
9/21/2000 Sunburst Hospitality Corp Hotels and Casinos Investor Group Investor group 32.6% 25.5% 24.2%
9/19/2000 US Franchise Systems Inc Hotels and Casinos Pritzker Group Investment company 14.3% 14.3% 15.9%
9/11/2000 Mikasa Inc Stone, Clay, Glass, and Concrete Products JG Durand Industries SA Mnfr glass,crystal 69.2% 68.1% 72.0%
8/11/2000 Republic Group Inc Stone, Clay, Glass, and Concrete Products Premier Construction Products Investment company 16.9% 53.5% 58.3%
8/4/2000 EndoSonics Corp Measuring, Medical, Photo Equipment; Clocks Jomed NV Whl medical,dental,hosp equip 57.1% 72.6% 72.6%
6/16/2000
Pacific Gateway Properties Real Estate; Mortgage Bankers and Brokers Mission Orchard Statutory Statutory trust 19.5% 19.5% 18.8%
5/26/2000 Acme Electric Corp Electronic and Electrical Equipment Key Components LLC Mnfr,whl locks,lock systems 21.0% 22.0% 24.1%
5/25/2000 Protocol Systems Inc Measuring, Medical, Photo Equipment; Clocks Welch Allyn Inc Mnfr med equip 21.9% 25.5% 29.3%
5/10/2000 WMF Group Ltd Real Estate; Mortgage Bankers and Brokers Prudential Mortgage Capital Pvd mortgage banking svcs 48.3% 42.4% 69.5%
4/24/2000 Cherry Corp Electronic and Electrical Equipment Investor Group Investor group 103.1% 109.1% 70.3%
3/31/2000 Veterinary Centers of America Agriculture, Forestry, and Fishing Investor Group Investor group 12.2% 9.6% 36.4%
3/31/2000 Pulaski Furniture Corp Wood Products, Furniture, and Fixtures Investor Group Investor group 2.9% 31.4% 54.8%
3/23/2000 US Can Corp Metal and Metal Products Investor Group Investor group 0.9% 31.2% 53.9%
3/6/2000 Data Transmission Network Corp Business Services Veronis Suhler & Asoc Commun Investment firm 16.0% 16.6% 52.6%
2/25/2000 Centennial HealthCare Corp Health Services Investor Group Investor group 87.2% 85.3% 83.3%
2/25/2000 Spanlink Communications Inc Communications Equipment Spanlink Acquisition Group Investment company -2.3% 6.3% 47.4%
2/10/2000 TCBY Enterprises Inc Food and Kindred Products Capricorn Investors LP Investment company 68.4% 57.4% 60.0%
1/31/2000 Jason Inc Electronic and Electrical Equipment Investor Group Investor group 57.9% 48.8% 73.9%
1/23/2000 Echelon International Corp Real Estate; Mortgage Bankers and Brokers EIN Acquisition Corp Investment firm 23.6% 41.7% 34.3%
1/18/2000 Dayton Superior Corp Metal and Metal Products Stone Acquisition Corp Investment co 48.0% 54.3% 68.8%
Max 146.2% 193.9% 190.4%
Mean 30.8% 34.2% 40.1%
Median 25.5% 27.2% 32.9%
Min -19.5% -17.4% -18.8%
Source: SDC; Data from 1/1/2000 – 4/19/2006
Criteria includes domestic all going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private' meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company

Confidential Appendix B Small Capitalization Issues

$0-20
$20-50
$50-100
$100-200
$200-300
$300-400
$400-500
$500-600
$600-700
$700-800
$800-900
$900-1,000
$1,000-2,000
$2,000-3,000
$3,000-4,000
$>4,000

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Confidential
Small Capitalization Issues
Number of
Companies
Average Number of
Analyst Estimates
Source:  Factset
Data as of 12/1/2005
Research Coverage
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Market Capitalization
($ in millions)
0
2
4
6
8
10
12
14
16
Number of Companies Average Number of Analyst Estimates

Confidential
Small Capitalization Issues
Research Economics
• Resulting minimum reported daily volume required 80,000 shares / day
• If the investment bank is the most active market maker in the company’s stock, it could represent up to half of the trading volume
50%
• The resulting minimum reported daily trading volume for one investment bank is
40,000 shares/day per stock
40,000 shares
• Estimated trading days in a year of 250. 250 days
• The reported trading volume generated by the investment bank must be 10,000,000 shares per stock per year (Note:  the actual number of transactions may be as low as half of the reported figure due to double counting of NASDAQ trades)
10,000,000 shares
• The average institutional commission is, at most, $0.05/share on each side of a trade.
$0.05
• As a result, the trading commissions per stock should be about $500,000 per year $500,000
• One analyst’s capacity to adequately understand and communicate the prospects for a company is about 20 specific names
20 companies
• A typical investment bank’s sell-side equity analyst needs to generate $10 million in trading commissions per year to support the sales/trading operation and the costs of research
$10,000,000

Confidential
Small Capitalization Issues
SEC Costs
• Average annual cost of being a public company in fiscal 2004 for companies with revenue less than $1 billion has more than tripled to $3.4 million since Sarbanes-Oxley was passed (Source: Foley & Lardner LLP survey in June
2005)
• Audit fees for companies in the S&P Small-Cap 600 index surged an average of 84 percent in 2004 and 288 percent since 2001 (Source: Foley & Lardner)
• Mounting costs have prompted some public companies to consider taking their business private (Source: Foley &
Lardner survey of 147 public companies)
–
20 percent of respondents said they were considering going private, up from 13 percent in 2002
–
10 percent considered selling the company, up from 6 percent in 2003
–
14 percent considered merging with another company, up from 7 percent in 2003
• Most of the respondents exploring the option of selling or merging were companies with under $1 billion in annual revenue

Less than $150 million 0.5%
$150 to $500 million 1.6%
$500 to $1,000 million 2.2%
Greater than $1,000 million 95.7%

GUIDES FOR THE JOURNEY | PiperJaffray

Confidential
Small Capitalization Issues
Market Capitalization of Companies
on the Major Exchanges
Market Capitalization
• As illustrated in the chart below, over 95% of the total market capitalization of companies on the NASDAQ, American and New York stock exchanges is accounted for by companies with market capitalizations greater than $1 billion
Source:  Factset
Data as of 12/1/2005